CONSOLIDATED BALANCE SHEETS [Parenthetical] (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Allowance for doubtful accounts trade receivables, net (in dollars)	$ 2,103	$ 1,927
Ordinary stock of NIS, par value (in dollars per share)	$ 0.1	$ 0.1
Ordinary stock of NIS, shares authorized	50,000,000	50,000,000
Ordinary stock of NIS, shares issued	36,626,728	36,490,020
Ordinary stock of NIS, shares outstanding	36,626,728	36,490,020